UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 20, 2022

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610 , Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights	IMMR	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
Immersion Corporation (the “Immersion”) has established record and meeting dates for its 2023 Annual Meeting of Stockholders. Immersion stockholders of record at the close of business on February 16, 2023, will be entitled to notice of the meeting and to vote upon matters considered at the meeting. The meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304, beginning at 10:00 a.m. PT / 1:00 p.m. ET on March 30, 2023.
A stockholder proposal not included in the proxy statement for Immersion’s 2023 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the corporation at the principal office of Immersion, and otherwise complies with the provisions of Immersion’s Bylaws. To be timely, Immersion’s Bylaws provide that the corporation must have received the stockholder’s notice not less than one hundred twenty (120) calendar days in advance of the first anniversary of the date that Immersion’s proxy statement was first made publicly available to stockholders in connection with the previous year’s annual meeting of stockholders, provided, however, that in the event that the date of the annual meeting of stockholders is more than thirty (30) calendar days before the first anniversary date of the previous year’s annual meeting, or if Immersion did not hold an annual meeting of stockholders or special meeting in lieu thereof in the preceding calendar year, notice by the stockholders to be timely must be received not later than the close of business on the tenth (10th) calendar day following the day on which the date of the annual meeting is publicly disclosed. For Immersion’s 2023 Annual Meeting of Stockholders, stockholders must submit written notice to Immersion’s Secretary in accordance with the foregoing Bylaw provisions no later than the close of business on December 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	December 20, 2022	By:	/s/ FRANCIS JOSE
		Name:	Francis Jose
		Title:	Chief Executive Officer and General Counsel